UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2020

WILLIAM LYON HOMES

(Exact name of registrant as specified in its charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	WLH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 30, 2020, William Lyon Homes, a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated November 5, 2019, by and among Taylor Morrison Home Corporation, a Delaware corporation (“Taylor Morrison”), Tower Merger Sub, Inc., a Delaware corporation and a wholly owned, direct subsidiary of Taylor Morrison (“Merger Sub”), and the Company, pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Taylor Morrison (the “Merger”).

As of December 23, 2019, the record date for the Special Meeting, there were outstanding 33,961,403 shares of William Lyon Homes Class A common stock, each entitled to one vote per share, and 4,817,394 shares of William Lyon Homes Class B common stock, each entitled to five votes per share, for each proposal at the Special Meeting. At the Special Meeting, a total of 52,228,274 votes cast, representing approximately 90.0% of the voting power of the outstanding shares entitled to vote, were present in person or represented by proxy, constituting a quorum to conduct business.

At the Special Meeting, Company stockholders considered two proposals, each of which is described in more detail in a definitive proxy statement filed by the Company with the Securities and Exchange Commission on December 26, 2019. The final results regarding each proposal are set forth below.

Proposal No. 1: Merger Proposal

The Company’s stockholders approved the proposal to adopt the Merger Agreement (the “Merger Proposal”). The voting results for the Merger Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,969,900	50,841	207,533	—

Proposal No. 2: Advisory Compensation Proposal

The Company’s stockholders approved, by non-binding, advisory vote, compensation that will or may become payable to the Company’s named executive officers in connection with the Merger (the “Advisory Compensation Proposal”). The voting results for the Advisory Compensation Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,475,588	12,212,404	540,282	—

Proposal No. 3: William Lyon Homes Adjournment Proposal

Because there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, Proposal No. 3 (William Lyon Homes Adjournment Proposal) was not necessary and was not acted upon.

Item 8.01.	Other Events.

Press Release

On January 30, 2020, the Company issued a joint press release with Taylor Morrison announcing that the stockholders of the Company and Taylor Morrison have approved the stockholder proposals necessary to consummate the Merger, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith.

Exhibit No.	Description

99.1	Press release, dated January 30, 2020

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

Forward-Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words “believe,” “target,” “outlook,” “may,” “will,” “should,” “could,” “estimate,” “continue,” “expect,” “intend,” “plan,” “predict,” “potential,” “project,” “intend,” “estimate,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “upside,” “increases,” “goal,” “guidance” and “anticipate,” and similar statements and the negative of such words and phrases, which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of William Lyon Homes, a Delaware corporation (“William Lyon Homes”), or Taylor Morrison Home Corporation, a Delaware corporation (“Taylor Morrison”), and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to William Lyon Homes or Taylor Morrison or persons acting on their behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks and uncertainties that could cause actual results to differ from forward-looking statements include, among other things: the inherent uncertainty associated with financial or other projections, including anticipated synergies; the integration of William Lyon Homes and Taylor Morrison and the ability to recognize the anticipated benefits from the combination of William Lyon Homes and Taylor Morrison, and the amount of time it may take to realize those benefits, if at all; the risks associated with William Lyon Homes’ and Taylor Morrison’s ability to satisfy the conditions to closing the consummation of the merger and the timing of the closing of the merger; the failure of the merger to close for any other reason; the outcome of any legal proceedings that may be instituted against the parties and others related to the merger; any unanticipated difficulties or expenditures relating to the merger; the effect of the announcement and pendency of the merger on the respective business relationships or operating results of William Lyon Homes, Taylor Morrison, or the combined company; risks relating to the value of the Taylor Morrison common stock to be issued in connection with the merger, and the value of the combined company’s common stock after the merger is consummated; the anticipated size of the markets and continued demand for William Lyon Homes’ and Taylor Morrison’s homes and the impact of competitive responses to the announcement and pendency of the merger; the diversion of attention of management of William Lyon Homes or Taylor Morrison from ongoing business concerns during the pendency of the merger; and the access to available financing on a timely basis, and the terms of any such financing. Additional risks and uncertainties are described in William Lyon Homes’ and Taylor Morrison’s respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including as described under the heading “Risk Factors” in William Lyon Homes’ Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on February 28, 2019, in Taylor Morrison’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 20, 2019, and in their respective subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. Except as required by law, neither William Lyon Homes nor Taylor Morrison has any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2020

WILLIAM LYON HOMES

By:	/s/ JASON R. LILJESTROM
Name:	Jason R. Liljestrom
Its:	Senior Vice President, General Counsel and Corporate Secretary